U.S. TREASURY FUND
Administrative:	APGXX
Service:	APJXX
Institutional:	APKXX
Select	N/A
Premier	N/A

SUMMARY PROSPECTUS	December 31, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.cavanalhillfunds.com/FormsReports/Index.aspx#Prospectus. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 31, 2011, and most recent annual report, dated August 31, 2011, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Investment Objective
To seek current income with liquidity and stability of principal.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment).	Administrative	Service	Institutional	Select	Premier
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution/Service (12b-1) Fees	0.25%	0.25%	—	—	0.50%
Other Expenses
Shareholder Servicing Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%
Total Other Expenses	0.47%	0.47%	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	0.87%	0.87%	0.62%	0.62%	1.12%
Less Fee Waivers‡	-0.17%	-0.47%	-0.34%	-0.42%	-0.17%
Total Annual Fund Operating Expenses After Fee Waiver	0.70%	0.40%	0.28%	0.20%	0.95%

‡

The Adviser has contractually agreed to waive 0.10% of its Management Fees. The Administrator has contractually agreed to waive 0.07% of its Administration Fee. Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees paid by Select Shares, 0.15% paid by Service Shares and 0.17% paid by Institutional Shares if you buy through such affiliates. The Distributor has contractually agreed to waive 0.15% of the Distribution/Service (12b-1) Fee paid by the Service Class. Contractual waivers are in place for the period through December 31, 2012 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Administrative Shares	$72	$261	$466	$1,057
Service Shares	$41	$231	$436	$1,029
Institutional Shares	$29	$164	$312	$ 742
Select Shares	$20	$156	$304	$ 734
Premier Shares	$97	$339	$600	$1,348

Principal Investment Strategy

To pursue its objective, under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury Obligations, some or all of which may be subject to repurchase agreements. This policy will not be changed without at least 60 days prior notice to shareholders. The dollar-weighted average portfolio maturity of the Fund will not exceed 60 days and the dollar-weighted average portfolio life cannot exceed 120 days.

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Principal Investment Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield and total return are (in alphabetical order):

•	Income Risk — The Fund’s yield may decrease due to a decline in interest rates.

•

Interest Rate Risk — The value of the Fund’s interest-bearing investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rates.

•	Liquidity Risk — Certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market.

•	Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of BOKF, NA, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Administrative Share Class by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for 1, 5 and 10 years. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year[1]. The returns for Service, Institutional, Select and Premier Shares will differ from the returns for Administrative Shares (which are shown in the bar chart) because of differences in the expenses of each class. The performance of the Administrative Class Shares before January 2, 2007 is based on the performance of the retail shares of the Fund. The Fund was reorganized on January 2, 2007 when the Institutional U.S. Treasury Fund transferred all of its assets and liabilities to the Fund. The expenses of the retail shares of the Fund were substantially similar to those of the Administrative Class Shares of the Fund.

Best quarter:	Worst quarter:

1st 2001	2nd 2010

1.20%	0.00%

[1]The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/11 to 9/30/11 was 0.01%.

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This table shows the Fund’s average annual total returns for periods ended December 31, 2010. The performance of the Administrative Class Shares before January 2, 2007 is based on the performance of the retail shares of the Fund. The Fund was reorganized on January 2, 2007, when the Institutional U.S. Treasury Fund transferred all of its assets and liabilities to the Fund. Service and Institutional Class Shares commenced operations on January 2, 2007. The performance shown for periods prior to January 2, 2007 is that of the retail shares of the Fund. The Select and Premier Class Shares have not commenced operations as of the date of this prospectus. The performance shown is that of the Administrative Class Shares. In each case when predecessor information is used performance has not been adjusted to reflect the differences in fees and other expenses between classes. The shares would have substantially similar performance because shares are invested in the same portfolio of securities and the performance would have differed only to the extent that the classes have different expenses.

Average Annual Total Returns for Administrative, Service, Institutional, Select and Premier Shares and predecessors.
(Periods Ended 12/31/2010)

U.S. Treasury Fund	1 Year	5 Years	10 Years
Administrative Shares	0.10%	1.94%	1.74%
Service Shares	0.10%	2.04%	1.79%
Institutional Shares	0.10%	2.10%	1.82%
Select Shares	0.10%	1.94%	1.74%
Premier Shares	0.10%	1.94%	1.74%

Yield

The 7-day yield for the period ended 12/31/10 was 0.01% for Administrative Shares; 0.01% for Service Shares; and 0.01% for Institutional Shares. The Select Shares and the Premier Shares have not commenced operations as of the date of this prospectus.

You may obtain the most current yield information for the Fund by calling (800) 762-7085.

Investment Adviser
Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

Purchase and Sale of Fund Shares
The following initial and additional purchase requirements apply*:

	Initial Purchase	Additional Purchases
Administrative Shares	$1,000	None
Service Shares	$10,000	None
Institutional Shares	$100,000	None
Select Shares	$1,000,000	None
Premier Shares	$1,000	None

* A Fund may waive its minimum purchase requirements.

Shares may be sold (redeemed) on any business day. You may sell by:
•	Sending a written request by mail to the Funds Custodian: BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.

•	Sending a written request by overnight mail to: Cavanal Hill Funds, c/o Citi Fund Services, Attn.: T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

•	Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer).

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.cavanalhillfunds.com	3	1-800-762-7085